SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 10, 2003
                                                   ------------------


                              MACROCHEM CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                       0-13634                04-2744744
-------------------------------         ------------         -------------------
(State or Other Jurisdiction of         (Commission            (IRS Employer
        Incorporation)                  File Number)         Identification No.)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number:   (781) 862-4003
                                 --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On September 10, 2003, pursuant to a Securities Purchase Agreement dated as of September 10, 2003 by and among MacroChem Corporation and the purchasers listed on Schedule A thereto, MacroChem issued 4,553,680 shares of its Common Stock in exchange for approximately $3,246,000, representing a purchase price of $.71292 per share, and issued to those purchasers warrants exercisable for a period of three years at an exercise price of $1.173 for an aggregate amount of 910,736 shares of its Common Stock.

     The above summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the agreements which are attached to this Form 8-K as exhibits and are incorporated herein by reference. In addition, a copy of the press release issued by MacroChem in connection with the transaction described in this Form 8-K is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b). Pro forma financial information:

         1. A copy of a MacroChem Corporation pro forma balance sheet as of July 31, 2003 is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

(c). Exhibits:

         10.1. Securities Purchase Agreement, dated as of September 10, 2003, by and among MacroChem Corporation and the purchasers listed on Schedule A thereto.

         10.2.    Form of Warrant dated as of September 10, 2003.

         10.3. Registration Rights Agreement, dated as of September 10, 2003, by and among MacroChem Corporation and the investors listed on the signature pages thereto.

         99.1.    Press Release.

         99.2. MacroChem Corporation pro forma balance sheet as of July 31, 2003.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MacroChem Corporation


Date:  September 12, 2003              By:/s/Bernard R. Patriacca
                                          -----------------------
                                       Name:  Bernard R. Patriacca
                                       Title: Vice President, Chief Financial
                                                     Officer and Treasurer


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                                  EXHIBIT INDEX


     The following designated exhibits are filed herewith:


     10.1. Securities Purchase Agreement, dated as of September 10, 2003, by and among MacroChem Corporation and the purchasers listed on Schedule A thereto.

     10.2.    Form of Warrant dated as of September 10, 2003.

     10.3. Registration Rights Agreement, dated as of September 10, 2003, by and among MacroChem Corporation and the investors listed on the signature pages thereto.

     99.1.    Press Release.

     99.2.    MacroChem Corporation pro forma balance sheet as of July 31, 2003.

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